AQR FUNDS

Supplement dated September 20, 2011 (“Supplement”)

To the Class L Prospectus, dated May 1, 2011 (“Prospectus”)

of the AQR Momentum Fund, AQR Small Cap Momentum Fund and

the AQR International Momentum Fund (the “Funds”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information (“SAI”) free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

The information in this Supplement updates information in, and should be read in conjunction with, the Funds’ Prospectus and SAI as supplemented.

The following is added as the second paragraph under the heading “Portfolio Holdings Disclosure” on page 25 of the Prospectus:

The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; and a Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (www.aqrfunds.com) or upon reasonable request made to the Fund or the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE